EXHIBIT 99.1

Home BancShares, Inc. Announces Record Quarterly Earnings of $14.3 Million

CONWAY, Ark., Oct. 20, 2011 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced third quarter earnings of $14.3 million, or $0.48 diluted earnings per common share, compared to $9.6 million, or $0.31 diluted earnings per common share for the same quarter in 2010. The Company increased its third quarter net income by $4.8 million or 49.7% for the three months ended September 30, 2011 compared to the same period of the previous year.

Because acquisitions are growth and capital management strategies, earnings excluding amortization of intangibles after-tax are useful in evaluating the Company. Diluted earnings per common share excluding intangible amortization for the third quarter of 2011 was $0.50 compared to $0.33 diluted earnings per common share excluding intangible amortization for the same period in 2010.

"The Company has achieved yet another historically record quarter during the third quarter of 2011," said John Allison, Chairman. "Even with our repayment of TARP during the third quarter, our strong capital levels are sustained considerably above the regulators' capital requirements. With this in mind, we are able to maintain the position of taking advantage of opportunistic FDIC deals as they become available."

Randy Sims, Chief Executive Officer, added, "Not only did we see our net interest margin improve 40 basis points during the third quarter of 2011 over the third quarter of 2010, but we again reported marked improvements in the non-performing non-covered loans and non-performing non-covered assets when compared to those during 2010. Our Company is no doubt pleased with the continued success in the third quarter of 2011."

Operating Highlights

Net interest income for the third quarter of 2011 was a quarterly record for the Company, increasing 18.4% to $35.7 million compared to $30.2 million for the third quarter of 2010. For the third quarter of 2011, the effective yield on non-covered loans and covered loans was 6.49% and 7.20%, respectively. Net interest margin, on a fully taxable equivalent basis, was also a quarterly record at 4.75% for the quarter just ended compared to 4.35% in the third quarter of 2010, an increase of 40 basis points. The Company's ability to improve pricing on its loan portfolio and interest bearing deposits allowed the Company to improve net interest margin.

The Company reported $10.0 million of non-interest income for the third quarter of 2011, compared to $8.3 million for the third quarter of 2010. The most significant components of the third quarter non-interest income were $3.6 million from service charges on deposits accounts, $2.5 million from other service charges and fees, $1.3 million of accretion on the FDIC indemnification asset, $783,000 from mortgage lending income, $428,000 from insurance commissions, $323,000 increase in cash value of life insurance and $69,000 gain on sale of OREO. The Company increased third quarter non-interest income by $1.7 million, or 19.9%, for the three months ended September 30, 2011 compared to the same period of the previous year.

Non-interest expense for the third quarter of 2011 was $23.7 million compared to $21.3 million for the third quarter of 2010. This increase is primarily the result of increasing the asset size of our Company by 6.8% from the third quarter of 2010 to the third quarter of 2011. For the third quarter of 2011, our core efficiency ratio was 49.31% or 69 basis points better than our targeted goal of 50%.

Financial Condition

Total non-covered loans were $1.83 billion at September 30, 2011 compared to $1.89 billion at December 31, 2010.  Total covered loans were $511.3 million at September 30, 2011 compared to $575.8 million at December 31, 2010. Total deposits were $2.89 billion at September 30, 2011 compared to $2.96 billion at December 31, 2010. Total assets were $3.62 billion at September 30, 2011 compared to $3.76 billion at December 31, 2010.

Non-performing non-covered loans were $27.9 million as of September 30, 2011, of which $19.2 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.53% as of September 30, 2011 compared to 2.62% as of December 31, 2010. Non-performing non-covered assets were $44.6 million as of September 30, 2011, of which $24.2 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.55% as of September 30, 2011 compared to the 2.08% reported for December 31, 2010.

The Company's allowance for loan losses was $54.5 million at September 30, 2011, or 2.98% of total non-covered loans, compared to $53.3 million, or 2.82% of total non-covered loans, at December 31, 2010. As of September 30, 2011, the Company's allowance for loan losses was 196% of its total non-performing non-covered loans compared to 108% as of December 31, 2010.

Stockholders' equity was $463.1 million at September 30, 2011 compared to $476.9 million at December 31, 2010, a decrease of $13.8 million. The decrease is due to the Company repaying the TARP funds during the third quarter of 2011. Common stockholders' equity was $463.1 million at September 30, 2011 compared to $427.5 million at December 31, 2010, an increase of $35.7 million. Book value per common share was $16.39 at September 30, 2011 compared to $15.02 at December 31, 2010.

Stock Repurchase Program

During the third quarter of 2011, the Company utilized a small portion of its previously approved stock repurchase program. This program authorized the repurchase of 1,188,000 shares of the Company's common stock. For the period beginning August 8, 2011 and ending September 30, 2011, the Company repurchased a total of 250,000 shares with a weighted average stock price of $22.15. The Company believes the stock repurchased at this price is an excellent investment. The repurchased shares will be used to fulfill a future restricted stock award program for the Company's management team. The third quarter earnings were used to fund this repurchase.

Branches

During the first nine months of 2011, the Company completed eight strategic branch closures in Florida. Those closed during the first quarter of 2011 include one branch in Port St. Joe, one grocery store branch in each of the Crawfordville and Blountstown locations and four branches associated with the acquisition of Gulf State Community Bank in 2010.  The one branch closure completed during the second quarter of 2011 was also associated with the Gulf State acquisition.

Presently, the Company is evaluating opportunities but has no firm commitments for additional de novo branch locations.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, October 20, 2011. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 10004530, which will be available until October 26, 2011 at 8:00 a.m. CT (9:00 ET).  Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, estimates regarding impairment charges, the ability to recover some portion of the impaired indebtedness and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary Centennial Bank provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, southwestern Florida, central Florida, and the Florida Panhandle. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(In thousands)	2011	2011	2011	2010	2010

ASSETS

Cash and due from banks	$ 48,748	$ 48,207	$ 58,123	$ 49,927	$ 39,894
Interest-bearing deposits with other banks	104,053	231,667	201,834	237,605	168,173
Cash and cash equivalents	152,801	279,874	259,957	287,532	208,067
Federal funds sold	3,670	7,595	1,175	27,848	800
Investment securities - available for sale	610,522	541,534	510,019	469,864	380,717
Loans receivable not covered by loss share	1,826,373	1,812,718	1,849,302	1,892,374	1,955,263
Loans receivable covered by FDIC loss share	511,326	548,236	566,463	575,776	408,239
Allowance for loan losses	(54,508)	(56,784)	(53,591)	(53,348)	(43,784)
Loans receivable, net	2,283,191	2,304,170	2,362,174	2,414,802	2,319,718
Bank premises and equipment, net	89,894	90,128	90,413	81,939	74,860
Foreclosed assets held for sale not covered by loss share	16,541	19,855	17,877	11,626	12,695
Foreclosed assets held for sale covered by FDIC loss share	32,183	21,941	21,079	21,568	18,563
FDIC indemnification asset	201,211	211,383	224,075	227,258	176,844
Cash value of life insurance	52,422	52,101	51,815	51,970	51,694
Accrued interest receivable	15,038	12,338	15,337	16,176	15,269
Deferred tax asset, net	21,998	22,265	21,420	18,586	13,080
Goodwill	59,663	59,663	59,663	59,663	59,663
Core deposit and other intangibles	9,325	10,030	10,734	11,447	8,402
Other assets	73,707	61,592	58,042	62,367	51,765
Total assets	$ 3,622,166	$ 3,694,469	$ 3,703,780	$ 3,762,646	$ 3,392,137

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 479,512	$ 462,275	$ 447,245	$ 392,622	$ 368,822
Savings and interest-bearing transaction accounts	1,143,335	1,122,034	1,112,948	1,108,309	926,746
Time deposits	1,262,202	1,315,484	1,357,338	1,460,867	1,268,868
Total deposits	2,885,049	2,899,793	2,917,531	2,961,798	2,564,436
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	62,407	65,632	69,834	74,459	73,015
FHLB borrowed funds	142,901	150,124	150,247	177,270	187,393
Accrued interest payable and other liabilities	24,339	30,140	33,512	27,863	24,494
Subordinated debentures	44,331	44,331	44,331	44,331	44,331
Total liabilities	3,159,027	3,190,020	3,215,455	3,285,721	2,893,669

Stockholders' equity
Preferred stock	--	49,547	49,502	49,456	49,411
Common stock	283	285	285	285	284
Capital surplus	425,852	433,306	433,130	432,962	432,668
Retained earnings	28,218	15,766	4,428	(6,079)	9,934
Accumulated other comprehensive income (loss)	8,786	5,545	980	301	6,171
Total stockholders' equity	463,139	504,449	488,325	476,925	498,468
Total liabilities and stockholders' equity	$ 3,622,166	$ 3,694,469	$ 3,703,780	$ 3,762,646	$ 3,392,137

Home BancShares, Inc.
Consolidated Statements of Income (Loss)
(Unaudited)

	Quarter Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
(In thousands)	2011	2011	2011	2010	2010	2011	2010

Interest income
Loans	$ 39,199	$ 39,690	$ 38,955	$ 39,187	$ 35,673	$ 117,844	$ 98,675
Investment securities
Taxable	2,429	2,204	2,160	1,688	1,802	6,793	5,364
Tax-exempt	1,546	1,543	1,528	1,292	1,492	4,617	4,471
Deposits - other banks	84	142	105	150	92	331	258
Federal funds sold	1	1	7	24	3	9	13

Total interest income	43,259	43,580	42,755	42,341	39,062	129,594	108,781

Interest expense
Interest on deposits	5,638	5,986	6,260	6,816	6,319	17,884	17,486
Federal funds purchased	--	--	--	--	--	--	--
FHLB borrowed funds	1,250	1,227	1,291	1,461	1,854	3,768	6,113
Securities sold under
agreements to repurchase	120	125	139	148	137	384	349
Subordinated debentures	539	543	538	539	599	1,620	1,796

Total interest expense	7,547	7,881	8,228	8,964	8,909	23,656	25,744

Net interest income	35,712	35,699	34,527	33,377	30,153	105,938	83,037
Provision for loan losses	--	--	1,250	63,000	3,000	1,250	9,850
Net interest income (loss) after
provision for loan losses	35,712	35,699	33,277	(29,623)	27,153	104,688	73,187

Non-interest income
Service charges on deposit accounts	3,638	3,639	3,151	3,325	3,551	10,428	10,275
Other service charges and fees	2,489	2,602	2,284	2,018	1,816	7,375	5,353
Mortgage lending income	783	661	645	1,289	760	2,089	1,822
Mortgage servicing income	--	--	--	--	--	--	314
Insurance commissions	428	470	607	276	248	1,505	904
Income from title services	126	110	91	110	98	327	353
Increase in cash value of life insurance	323	287	239	277	330	849	1,106
Dividends from FHLB, FRB & bankers' bank	184	181	141	142	151	506	419
Gain on acquisitions	--	--	--	25,150	--	--	9,334
Gain on sale of SBA loans	--	--	259	--	--	259	18
Gain (loss) on sale of premises & equip, net	6	77	(4)	(129)	2	79	221
Gain (loss) on OREO, net	69	(1,007)	(94)	358	(1,063)	(1,032)	(1,308)
Gain (loss) on securities, net	5	--	--	(3,606)	(37)	5	(37)
FDIC indemnification accretion	1,314	1,463	1,837	1,877	1,895	4,614	2,631
Other income	595	644	884	790	556	2,123	1,767

Total non-interest income	9,960	9,127	10,040	31,877	8,307	29,127	33,172

Non-interest expense
Salaries and employee benefits	10,691	10,680	11,078	11,630	9,637	32,449	27,251
Occupancy and equipment	3,562	3,648	3,713	4,128	3,264	10,923	9,036
Data processing expense	1,185	1,137	1,285	972	848	3,607	2,664
Other operating expenses	8,298	8,391	7,785	9,432	7,545	24,474	19,888

Total non-interest expense	23,736	23,856	23,861	26,162	21,294	71,453	58,839

Income (loss) before income taxes	21,936	20,970	19,456	(23,908)	14,166	62,362	47,520
Income tax expense (benefit)	7,624	7,424	6,740	(10,101)	4,606	21,788	16,122
Net income (loss)	14,312	13,546	12,716	(13,807)	9,560	40,574	31,398
Preferred stock dividends & accretion of discount on preferred stock	488	670	670	670	670	1,828	2,010
Net income (loss) available to common shareholders	$ 13,824	$ 12,876	$ 12,046	$ (14,477)	$ 8,890	$ 38,746	$ 29,388

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Nine Months Ended
(Dollars and shares in thousands,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
except per share data)	2011	2011	2011	2010	2010	2011	2010

PER SHARE DATA

Diluted earnings (loss) per common share	$ 0.48	$ 0.45	$ 0.42	$ (0.51)	$ 0.31	$ 1.35	$ 1.03
Diluted earnings (loss) per common share excluding intangible amortization	0.50	0.46	0.44	(0.49)	0.33	1.40	1.07
Basic earnings (loss) per common share	0.48	0.46	0.42	(0.51)	0.32	1.36	1.04
Dividends per share - common	0.0800	0.0540	0.0540	0.0540	0.0540	0.1880	0.1625
Book value per common share	16.39	15.96	15.41	15.02	15.79	16.39	15.79
Tangible book value per common share	13.95	13.52	12.93	12.52	13.40	13.95	13.40

STOCK INFORMATION

Average common shares outstanding	28,434	28,491	28,469	28,443	28,403	28,464	28,334
Average diluted shares outstanding	28,633	28,690	28,672	28,659	28,644	28,665	28,580
End of period common shares outstanding	28,259	28,496	28,483	28,452	28,434	28,259	28,434

ANNUALIZED PERFORMANCE RATIOS

Return on average assets	1.56%	1.47%	1.40%	-1.45%	1.15%	1.48%	1.38%
Return on average assets excluding intangible amortization	1.64%	1.54%	1.47%	-1.43%	1.22%	1.55%	1.46%
Return on average common equity	12.00%	11.64%	11.35%	-12.77%	7.81%	11.67%	9.06%
Return on average tangible common equity excluding intangible amortization	14.59%	14.28%	14.07%	-14.64%	9.55%	14.32%	10.92%
Efficiency ratio	49.23%	50.39%	50.68%	38.27%	52.14%	50.09%	47.82%
Core efficiency ratio	49.31%	49.39%	51.19%	52.24%	47.20%	49.95%	48.58%
Net interest margin - FTE	4.75%	4.69%	4.61%	4.19%	4.35%	4.68%	4.30%
Fully taxable equivalent adjustment	1,112	1,117	1,108	950	1,084	3,337	3,201

EARNINGS (LOSS) EXCLUDING
INTANGIBLE AMORTIZATION

GAAP net income (loss) available to common shareholders	$ 13,824	$ 12,876	$ 12,046	$ (14,477)	$ 8,890	$ 38,746	$ 29,388
Intangible amortization after-tax	429	428	433	501	410	1,290	1,055
Earnings (loss) excluding intangible amortization	$ 14,253	$ 13,304	$ 12,479	$ (13,976)	$ 9,300	$ 40,036	$ 30,443

GAAP diluted earnings (loss) per share	$ 0.48	$ 0.45	$ 0.42	$ (0.51)	$ 0.31	$ 1.35	$ 1.03
Intangible amortization after-tax	0.02	0.01	0.02	0.02	0.02	0.05	0.04
Diluted earnings (loss) per share excluding intangible amortization	$ 0.50	$ 0.46	$ 0.44	$ (0.49)	$ 0.33	$ 1.40	$ 1.07

OTHER OPERATING EXPENSES

Advertising	$ 1,033	$ 1,015	$ 998	$ 682	$ 532	$ 3,046	$ 1,351
Merger and acquisition expenses	--	--	11	2,195	1,653	11	2,970
Amortization of intangibles	705	704	713	825	674	2,122	1,736
Amortization of mortgage servicing rights	--	--	--	--	--	--	436
Electronic banking expense	682	697	659	506	495	2,038	1,468
Directors' fees	230	179	185	177	176	594	502
Due from bank service charges	119	119	140	104	142	378	335
FDIC and state assessment	1,062	1,058	1,093	884	908	3,213	2,792
Insurance	447	408	371	315	309	1,226	905
Legal and accounting	367	462	447	450	426	1,276	1,170
Mortgage servicing expense	--	--	--	(6)	4	--	164
Other professional fees	522	569	413	460	385	1,504	1,066
Operating supplies	260	322	289	270	226	871	619
Postage	243	242	245	194	167	730	481
Telephone	234	259	263	294	240	756	530
Other expense	2,394	2,357	1,958	2,082	1,208	6,709	3,363

Total other operating expenses	$ 8,298	$ 8,391	$ 7,785	$ 9,432	$ 7,545	$ 24,474	$ 19,888

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)	2011	2011	2011	2010	2010

BALANCE SHEET RATIOS

Total loans to total deposits	81.03%	81.42%	82.80%	83.33%	92.16%
Common equity to assets	12.8%	12.3%	11.8%	11.4%	13.2%
Tangible common equity to tangible assets	11.1%	10.6%	10.1%	9.7%	11.5%

ALLOWANCE FOR LOAN LOSSES

Balance, beginning of period	$ 56,784	$ 53,591	$ 53,348	$ 43,784	$ 43,614
Loans charged off	6,370	1,560	1,622	53,634	3,047
Recoveries of loans previously charged off	4,094	4,753	615	198	217
Net loans charged off	2,276	(3,193)	1,007	53,436	2,830
Provision for loan losses	--	--	1,250	63,000	3,000
Balance, end of period	$ 54,508	$ 56,784	$ 53,591	$ 53,348	$ 43,784

Net charge-offs to average non-covered loans	0.50%	-0.70%	0.22%	10.84%	0.57%
Allowance for loan losses to total non-covered loans	2.98%	3.13%	2.90%	2.82%	2.24%

NON-PERFORMING ASSETS
NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 25,373	$ 29,773	$ 33,524	$ 48,924	$ 41,412
Non-covered loans past due 90 days or more	2,481	1,456	9	578	162
Total non-performing non-covered loans	27,854	31,229	33,533	49,502	41,574
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	16,541	19,855	17,877	11,626	12,695
Other non-performing non-covered assets	222	9	15	77	87
Total other non-performing non-covered assets	16,763	19,864	17,892	11,703	12,782
Total non-performing non-covered assets	$ 44,617	$ 51,093	$ 51,425	$ 61,205	$ 54,356

Allowance for loan losses to non-performing non-covered loans	195.69%	181.83%	159.82%	107.77%	105.32%
Non-performing non-covered loans to total non-covered loans	1.53%	1.72%	1.81%	2.62%	2.13%
Non-performing non-covered assets to total non-covered assets	1.55%	1.75%	1.78%	2.08%	1.95%

Home BancShares, Inc.
Loan Information
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)	2011	2011	2011	2010	2010

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 744,749	$ 754,251	$ 787,069	$ 805,635	$ 824,041
Construction/land development	366,926	363,310	351,704	348,768	366,302
Agricultural	26,683	26,826	25,760	26,798	27,019
Residential real estate loans
Residential 1-4 family	353,110	348,402	359,714	371,381	377,843
Multifamily residential	59,974	48,803	55,987	59,319	59,032
Total real estate	1,551,442	1,541,592	1,580,234	1,611,901	1,654,237
Consumer	40,225	42,662	44,117	51,642	35,729
Commercial and industrial	170,695	173,285	175,969	184,014	215,245
Agricultural	35,238	25,929	18,746	16,549	23,177
Other	28,773	29,250	30,236	28,268	26,875
Loans receivable not covered by loss share	$ 1,826,373	$ 1,812,718	$ 1,849,302	$ 1,892,374	$ 1,955,263

LOANS COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 189,558	$ 198,005	$ 204,882	$ 208,678	$ 142,571
Construction/land development	117,143	128,015	129,562	127,340	111,850
Agricultural	3,413	4,108	5,808	5,454	1,805
Residential real estate loans
Residential 1-4 family	158,701	166,136	171,281	180,914	110,271
Multifamily residential	9,010	9,113	9,173	9,176	12,014
Total real estate	477,825	505,377	520,706	531,562	378,511
Consumer	454	510	548	498	215
Commercial and industrial	32,183	41,423	44,038	42,443	29,136
Agricultural	--	--	--	63	1
Other	864	926	1,171	1,210	376
Loans receivable covered by loss share	$ 511,326	$ 548,236	$ 566,463	$ 575,776	$ 408,239

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	September 30, 2011			June 30, 2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 147,296	$ 84	0.23%	$ 234,497	$ 142	0.24%
Federal funds sold	1,895	1	0.21%	2,030	1	0.20%
Investment securities - taxable	431,913	2,429	2.23%	374,163	2,204	2.36%
Investment securities - non-taxable - FTE	148,995	2,506	6.67%	148,566	2,500	6.75%
Loans receivable - FTE	2,346,663	39,351	6.65%	2,391,825	39,850	6.68%
Total interest-earning assets	3,076,762	44,371	5.72%	3,151,081	44,697	5.69%
Non-earning assets	551,584			552,445
Total assets	$ 3,628,346			$ 3,703,526

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,126,746	$ 1,214	0.43%	$ 1,127,525	$ 1,384	0.49%
Time deposits	1,288,919	4,424	1.36%	1,348,513	4,602	1.37%
Total interest-bearing deposits	2,415,665	5,638	0.93%	2,476,038	5,986	0.97%
Federal funds purchased	--	--	0.00%	--	--	0.00%
Securities sold under agreement to repurchase	66,562	120	0.72%	68,235	125	0.73%
FHLB borrowed funds	148,641	1,250	3.34%	150,154	1,227	3.28%
Subordinated debentures	44,331	539	4.82%	44,331	543	4.91%
Total interest-bearing liabilities	2,675,199	7,547	1.12%	2,738,758	7,881	1.15%
Non-interest bearing liabilities
Non-interest bearing deposits	464,760			441,371
Other liabilities	28,823			30,256
Total liabilities	3,168,782			3,210,385
Shareholders' equity	459,564			493,141
Total liabilities and shareholders' equity	$ 3,628,346			$ 3,703,526
Net interest spread			4.60%			4.54%
Net interest income and margin - FTE		$ 36,824	4.75%		$ 36,816	4.69%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Nine Months Ended
	September 30, 2011			September 30, 2010
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 188,456	$ 331	0.23%	$ 153,071	$ 258	0.23%
Federal funds sold	6,735	9	0.18%	12,835	13	0.14%
Investment securities - taxable	382,011	6,793	2.38%	207,867	5,364	3.45%
Investment securities - non-taxable - FTE	150,587	7,480	6.64%	140,301	7,228	6.89%
Loans receivable - FTE	2,392,102	118,318	6.61%	2,167,223	99,119	6.11%
Total interest-earning assets	3,119,891	132,931	5.70%	2,681,297	111,982	5.58%
Non-earning assets	555,009			358,047
Total assets	$ 3,674,900			$ 3,039,344

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,120,279	$ 4,045	0.48%	$ 837,181	$ 3,777	0.60%
Time deposits	1,346,247	13,839	1.37%	1,027,432	13,709	1.78%
Total interest-bearing deposits	2,466,526	17,884	0.97%	1,864,613	17,486	1.25%
Federal funds purchased	--	--	0.00%	25	--	0.00%
Securities sold under agreement to repurchase	68,601	384	0.75%	61,428	349	0.76%
FHLB borrowed funds	152,619	3,768	3.30%	234,152	6,113	3.49%
Subordinated debentures	44,331	1,620	4.89%	47,181	1,796	5.09%
Total interest-bearing liabilities	2,732,077	23,656	1.16%	2,207,399	25,744	1.56%
Non-interest bearing liabilities
Non-interest bearing deposits	437,964			330,238
Other liabilities	27,385			18,650
Total liabilities	3,197,426			2,556,287
Shareholders' equity	477,474			483,057
Total liabilities and shareholders' equity	$ 3,674,900			$ 3,039,344
Net interest spread			4.54%			4.02%
Net interest income and margin - FTE		$ 109,275	4.68%		$ 86,238	4.30%

CONTACT: Brian S. Davis
         Chief Accounting Officer &
         Investor Relations Officer
         Home BancShares, Inc.
         (501) 328-4770